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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 1, 1996


                                    ZILA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-17521                   86-0619668
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


5227 North 7th Street  Phoenix, Arizona                       85014
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (602) 266-6700

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ITEM 5.  OTHER EVENTS

              On February 1, 1996, Zila issued a press release, attached hereto as an exhibit, announcing an agreement in which The Procter & Gamble Company will market and distribute a new oral cancer diagnostic test, pending approvals by regulatory agencies, for use by dental and medical professionals during in-office visits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 Exhibit No.                 Description
                    99                       Press Release of the Company dated
                                             February 1, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZILA, INC.




Date: February 1, 1996                      By    /s/ Joseph Hines
                                              ---------------------------------
                                              Joseph Hines
                                              President





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